UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 01, 2024

VOXX INTERNATIONAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28839	13-1964841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2351 J. Lawson Boulevard
Orlando, Florida		32824
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 645-7750

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Company’s Form 8-K filed on October 4, 2023 (the “October Form 8-K”), Ms. Loriann Shelton assumed the role of Chief Financial Officer of the Company, in addition to her role of Senior Vice President/Chief Operating Officer, effective March 1, 2024, for a one-year term through February 28, 2025. Also, as previously reported in the October Form 8-K, effective March 1, 2024, Mr. Charles M. Stoehr has transitioned to the role of Senior Vice President and Treasurer, has resigned from the Board of Directors and will not be standing for re-election as a director at the Company’s Fiscal 2024 Annual Meeting of Shareholders.

Mr. Beat Kahli, effective March 1, 2024, has stepped down as President of the Company, but will continue to serve as Co-Vice Chairman of the Company’s Board of Directors.

Item 8.01 Other Events.

On March 6, 2024, the Company issued a press release announcing that the Company’s majority owned subsidiary, EyeLock LLC, had entered into a joint venture agreement with GalvanEyes Partners LLC to engage in a newly formed entity, BioCenturion LLC, to operate its biometrics business. Each of the members will contribute selected assets and liabilities to the joint venture with GalvanEyes controlling the day to day operations. All working capital needs and the funding of losses of the joint venture shall be borne by GalvanEyes for the first two years. Beat Kahli will serve as Chairman of the Board and Chief Executive Officer of BioCenturion and Allen Ibaugh, who previously served as both President of EyeLock and CEO of GalvanEyes, will be the President of BioCenturion. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished under Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1

Press Release dated March 7, 2024 relating to the formation of the joint venture between the Company's majority owned subsidiary, EyeLock LLC, and GalvanEyes Partners LLC, into a newly formed company, BioCenturion LLC (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date:	March 7, 2024	By:	/s/ Loriann Shelton
Loriann Shelton Senior Vice President Chief Financial Officer Chief Operating Officer